SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2003

Commission File Number: 0-27812

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	04-3291176
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 328-2100

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 21, 2003, Medallion Financial Corp. (the “Company”) mailed a Letter to Stockholders regarding the Company’s common stock repurchase program.

A copy of the Letter to Stockholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Letter to Stockholders, dated November 21, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall

Name: Larry D. Hall
Title: Acting Chief Financial Officer

Date: November 24, 2003

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Exhibit Index

Exhibit No.	Description

99.1	Letter to Stockholders, dated November 21, 2003.

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